January 28, 2011

Summary Prospectus

Legg Mason

Manager Select Large Cap Growth Fund

Class: Ticker Symbol

I : LSLIX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus dated January 28, 2011, as may be amended or supplemented, the fund’s statement of additional information, dated January 28, 2011, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS • NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)
Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Class I
Management fees	0.75
Distribution and/or service (12b-1) fees	None
Other expenses[1]	11.29
Total annual fund operating expenses	12.04
Fees forgone and/or expenses reimbursed	(11.14)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses[2]	0.90

[1]	“Other Expenses” has been restated to reflect current fees.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, dividend expense on short sales, taxes, extraordinary expenses, acquired fund fees and expenses, and brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs)), so that total annual operating expenses are not expected to exceed 0.90% for Class I shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	92	2,425	4,441	8,362

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund commenced operations on December 1, 2009. During the fiscal period ended September 30, 2010, the fund’s portfolio turnover rated was 37% (not annualized).

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The fund generally follows a growth discipline in selecting securities.

The fund may invest up to 20% of its net assets in small- and mid- capitalization companies. The fund may also invest up to 20% of its net assets in securities of foreign companies. Further, the fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the fund, but also may be unrelated to any long positions held by the fund. The fund may hold no more than 25% of its net assets (taken at current market value) as required collateral for such sales at any one time. The fund may also invest in derivatives such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each subadviser and/or investment team uses a different investment strategy that the fund’s adviser believes is generally complementary to the investment strategies used by the fund’s other subadvisers and investment teams. Each subadviser acts independently from the other subadvisers and from the fund’s adviser and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Aggressive Growth strategy, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Large Cap Growth strategy, approximately 30% of the fund’s assets will be managed by Barrett Associates, Inc. in its Large Cap Growth strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC in a “completion portfolio” that attempts to reduce overall fund tracking error versus the fund’s comparative index. Legg Mason Global Asset Allocation, LLC manages the “completion portfolio” with reference to the portions of the fund’s assets managed by the subadvisers, but acts independently of the subadvisers in managing the “completion portfolio.” Pending the Board of Trustees’ approval, it is currently expected that Legg Mason Global Asset Allocation, LLC will allocate the portion of assets currently managed by Barrett Associates, Inc. to Legg Mason Capital Management, Inc. on or about March 1, 2011.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Multi-manager risk. While LMGAA monitors each subadviser and monitors the overall management of the fund, each subadviser makes investment decisions independently from the others. It is possible that the subadvisers’ investment styles will not always be complementary, which could adversely affect the performance of the fund.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value of or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by the portfolio managers to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment.

Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund may invest in small- or mid-sized companies. Such companies may be more at risk than larger companies because, among other things, they may fall out of favor with investors, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of smaller companies may be more volatile, especially in the short term, may have limited liquidity and may be difficult to value. Smaller companies are often involved in actual or anticipated reorganizations or restructurings and it may be difficult to obtain information as to the financial conditions of smaller companies.

Leveraging risk. Use of leverage can magnify the effects of changes in the value of the fund’s investments and makes such investments more volatile. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Derivatives risk. Using derivatives, especially for non-hedging purposes, can increase fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Using derivatives may also have adverse tax consequences for the fund’s shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, making the convertible security more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.

Short sales risk. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. While the possible loss on a security that is purchased is limited to the price paid for the security, there is no limit on the amount of loss on a security that is sold short.

Investment Company and ETF risk. Investing in securities issued by investment companies and exchange-traded funds (“ETFs”) involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The fund will indirectly bear its pro rata share of the fees and expenses incurred by any fund it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in the fund’s Prospectus or in the statement of additional information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the fund’s Class I performance for the last calendar year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark.

The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (before taxes) (%)

Best quarter (ended 09/30/2010): 13.26 Worst quarter (ended 06/30/2010): (13.05)

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	Since inception	Inception date
Class I
Return before taxes	17.23	19.66	12/1/2009
Return after taxes on distributions	16.95	19.38
Return after taxes on distributions and sale of fund shares	11.20	16.57
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71	17.21	12/1/2009

The after-tax returns for Class I shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Subadvisers: Barrett Associates, Inc. (“Barrett Associates”), ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc.

Portfolio managers:

LMGAA “Completion Portfolio”: Steven D. Bleiberg, Y. Wayne Lin and Andrew D. Purdy have been portfolio managers of the fund since 2009.

Barrett Associates Large Cap Growth strategy: E. Wells Beck and Robert J. Milnamow have been portfolio managers of the fund since 2009.

ClearBridge Aggressive Growth strategy: Richard Freeman and Evan Bauman have been portfolio managers of the fund since 2009.

ClearBridge Large Cap Growth strategy: Scott Glasser and Peter Bourbeau have been portfolio managers of the fund since 2009.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
Class I
General	N/A
Uniform Gifts or Transfers to Minor Accounts	N/A
IRAs	N/A
SIMPLE IRAs	N/A
Systematic Investment Plans	N/A
Clients of Eligible Financial Intermediaries	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None
Other Retirement Plans	N/A
Institutional Investors	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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